                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated August 7, 2000 relating to the consolidated financial statements and financial statement schedule, which appear in McDATA Corporation's Registration Statement on Form S-1 (File No. 333-38106) filed with the Securities and Exchange Commission on August 8, 2000.


/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------

Broomfield, Colorado
August 8, 2000